EXHIBIT 10.21

                               INDEMNITY AGREEMENT

         This Indemnity Agreement (this "Agreement"), dated as of July 1, 2004, is made by and between NORTH BAY BANCORP, a California banking corporation (the "Company"), and ____________________, a director and/or officer of the Company (the "Indemnitee").

                                    RECITALS

         A. Whereas, there is a general awareness that competent and experienced persons are becoming more reluctant to serve as directors or officers of a publicly-held corporation unless they are provided with adequate protection against claims and actions against them for their activities on behalf of the corporation, generally through insurance and indemnification.

         B. WHERAS, the uncertainties in the interpretations of the statutes and regulations, laws and public policies, relating to indemnification of corporate directors and officers are such as to make adequate, reliable assessment of the risks to which directors and officers of publicly-held corporations may be exposed difficult, particularly in light of the proliferation of lawsuits against directors and officers;

         C. WHEREAS, the Board of Directors of the Company (the "Board"), based upon its business experience, has concluded that the continuation of present trends in litigation against corporate directors and officers will inevitably make it more difficult for the Company to retain directors and officers of the highest competence committed to the active and effective direction and supervision of the business and affairs of the Company and its subsidiaries and affiliates and the operation of their facilities, and the Board deems such consequences to be so detrimental to the best interests of the Company's stockholders that it has concluded that the Company should act to assure its directors and officers of maximum protection against inordinate risks attendant on their positions in order to ensure that the most capable persons otherwise available will be attracted to such positions and, therefore, said directors have further concluded that it is not only reasonable and prudent but necessary for the Company to contractually obligate itself to indemnify to the fullest extent permitted by applicable law its directors and officers and the directors and officers of its affiliates and to assume to the maximum extent permitted by law liability for expenses and liabilities which might be incurred by its directors and officers in connection with claims lodged against them for their decisions and actions as directors or officers.

         D. WHEREAS, Section 317 of the General Corporation Law of the State of California, under which law the Company is organized, empowers corporations to indemnify an agent, defined as any person who is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise,


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or was a  director,  officer,  employee,  or  agent  of a  foreign  or  domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of the predecessor corporation, and further specifies that the indemnification provided by this section "shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise", and further empowers a corporation to "purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in that capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against that liability under this section".

         E. WHEREAS, the Company has investigated the type of insurance available, to inure the directors and officers of the Company and of its affiliates against expenses (including attorneys' fees), costs, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding to which they are or are threatened to be made a party by reason of their status and/or decisions or actions in such positions, has studied the nature and extent of the coverage provided by such insurance and the cost thereof the Company, and has purchased such insurance to the extent reasonably available; however, upon receiving such information, and notwithstanding the purchase of such insurance when reasonably available, which insurance is subject to certain significant exclusions and may cease to be available (even with such exclusions), the directors of the Company have concluded that it would be in the best interests of the stockholders for the Company to contract to indemnify such persons as hereinafter provided;

         F. WHEREAS, the Company desires to have Indemnities serve or continue to serve as a director or officer of the Company and/or a director, officer, partner, trustee, agent or fiduciary of such other corporations, partnerships, joint ventures, employee benefit plans, trusts or other enterprises of which Indemnitee has been or is serving, or will serve at the request of or for the convenience of or to represent the interests of the Company, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of Indemnitee's being a director or officer of the Company or a director, officer, employee, trustee, partner, agent or fiduciary of an Affiliate of the Company, or by reason of Indemnitee's decisions or actions on their behalf; and

         G. WHEREAS, Indemnitee is willing to serve, or to continue to serve, or to take on additional service for,, the Company and/or the Affiliates in such aforesaid capacities on the condition that Indemnitee be indemnified do hereby covenant and agree as follows:

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows

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         1.       Definitions:

                  1.1 Agent. For the purpose of this Agreement, "agent" of the Company means any person who is or was a director or officer of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interest of the Company or a subsidiary of the Company as a director or officer of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or an affiliate of the Company; or was a director of officer of a foreign or domestic corporation which was a predecessor corporation of the Company or was a director or officer of another enterprise or affiliate of the Company at the request of, for the convenience of, or to represent the interests of such predecessor corporation. The term "enterprise" includes any employee benefit plan of the Company, its subsidiaries, affiliates and predecessor corporations.

                  1.2  Expenses.  For  purposes  of this  Agreement,  "expenses"
includes all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements and other out-of-pocket costs) actually and reasonably incurred by the
Indemnitee  in  connection  with  the  investigation,  defense  or  appeal  of a proceeding or establishing or enforcing a right to indemnification or advancement of expenses under this Agreement, Section 317 or otherwise; provided, however that expenses shall not include any judgment, fines, ERISA excise taxes or penalties or amounts paid in settlement of a proceeding.

                  1.3 Proceeding. For the purposes of this Agreement, "proceeding" means any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

                  1.4 Subsidiary. For purposes of this Agreement, "subsidiary" means any corporation of which more than fifty percent (50%) of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more of its subsidiaries or by one or more of the Company's subsidiaries.

         2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as an agent of the Company, at the will of the Company (or under separate agreement, if such agreement exists), in the capacity the Indemnitee currently serves as an agent of the Company, faithfully and to the best of his ability, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the charter documents of the Company or any subsidiary of the Company; provided, however, that the Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that the Indemnitee may have assumed apart from this Agreement), and the Company or any subsidiary shall have no obligation under this Agreement to continue the Indemnitee in any such position.

         3. Directors' and Officers' Insurance. The Company shall, to the extent that the Board determines it to be economically reasonable, maintain a policy of directors' and officers' liability insurance ("D&O Insurance"), on such terms and conditions as may be approved by the Board.

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         4. Mandatory  Indemnification.  Subject to Section 9 below, the Company shall indemnify the Indemnitee:

                  4.1 Third Party Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding if he acted in good faith in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; and

                  4.2 Derivative Actions. If the Indemnitee is a person who was or is a party or is threatened to be a party to any proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any amounts paid in settlement of any such proceeding and all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company; except that no indemnification under this subsection shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of his duty to the Company, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper; and

                  4.3 Exception for Amounts Covered by Insurance. Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) to the extent such have been paid directly to the Indemnitee by D&O Insurance.

         5. Partial Indemnification and Contribution.

                  5.1 Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding but is not entitled, however, to indemnification for all of the total amount thereof, then the Company shall


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nevertheless  indemnify  the  Indemnitee  for such total amount except as to the portion thereof to which the Indemnitee is not entitled to indemnification.

                  5.2 Contribution. If the Indemnitee is not entitled to the indemnification provided in Section 4 for any reason other than the statutory limitations set forth in the Law, then in respect of any threatened, pending or completed proceeding in which the Company is jointly liable with the Indemnitee (or would be if joined in such proceeding), the Company shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by the Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Indemnitee on the other hand from the transaction from which such proceeding arose and (ii) the relative fault of the Company on the one hand and of the Indemnitee on the other hand in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnitee on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         6. Mandatory Advancement of Expenses.

                  6.1 Advancement. Subject to Section 9 below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company or by reason of anything done or not done by him in any such capacity. The Indemnitee hereby undertakes to promptly repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement, the Articles of Incorporation or Bylaws of the Company, the Law or otherwise. The advances to be made hereunder shall be paid by the Company to the Indemnitee within thirty
(30) days following delivery of a written request therefore by the Indemnitee to the Company.

                  6.2 Exception. Notwithstanding the foregoing provisions of this Section 6, the Company shall not be obliged to advance any expenses to the Indemnitee arising from a lawsuit filed directly by the Company against the Indemnitee if an absolute majority of the members of the Board reasonably determines in good faith, within thirty (30) days of the Indemnitee's request to be advanced expenses, that the facts known to them at the time such determination is made demonstrate clearly and convincingly that the Indemnitee acted in bad faith. If such a determination is made, the Indemnitee may have such decision reviewed by another forum, in the manner set forth in Sections 8.3, 8.4 and 8.5 hereof, with all references therein to "indemnification" being


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deemed to refer to  "advancement  of expenses," and the burden of proof shall be on the Company to demonstrate clearly and convincingly that, based on the facts known at the time, the Indemnitee acted in bad faith, The Company may not avail itself of this Section 6.2 as to a given lawsuit if, at any time after the occurrence of the activities or omissions that are the primary focus of the lawsuit, the Company has undergone a change in control. or this purpose, a change in control shall mean a given person or group of affiliate persons or groups increasing their beneficial ownership interest in the Company by at least twenty (20) percentage points without advance Board approval.

         7.       Notice and Other Indemnification Procedures.

                  7.1 Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnittee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

                  7.2 If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7.1 hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such D&O Insurance policies.

                  7.3 In the event the Company shall be obligated to advance the expenses for any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee (which approval shall not be unreasonably withheld, conditioned or delayed), upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that: (a) the Indemnitee shall have the right to employ his own counsel in any such proceeding at the Indemnitee's expense; (b) the Indemnitee shall have the right to employ his own counsel in connection with any such proceeding, at the expense of the Company, if such counsel serves in a review, observer, advice and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding; and (c) if
(i) the employment of counsel by the Indemnitee has been previously authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company.


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         8. Determination of Entitlement to Indemnification.

                  8.1 To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding referred to in Section 4.1 or
4.2 of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall indemnify the Indemnitee against expenses actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding, or such claim, issue or matter, as the case may be.

                  8.2 In the event that Section 8.1 is inapplicable, or does not apply to the entire proceeding, the Company shall nonetheless indemnify the Indemnitee unless the Company shall prove by clear and convincing evidence to a forum listed in Section 8.3 below that the Indemnitee has not met the applicable standard of conduct required to entitle the Indemnitee to such Indemnification.

                  8.3 The Indemnitee shall be entitled to select the forum in which the validity of the Company's claim under Section 8.2 hereof that the Indemniteee is not entitled to indemnification will be heard from among the following, except that the Indemnitee can select a forum consisting of the stockholders of the Company only with the approval of the Company:

                  (a)  A  quorum  of  the  Board   consisting  of  Disinterested
                  Directors of the Company;

                  (b) The stockholders of the Company;

                  (c) Independent Legal Counsel mutually agreed upon by the Indemnitee and the Board, which counsel shall make such determination in a written opinion; or

                  (d) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected by the first two arbitrators so selected.

                  8.4 As soon as practicable,  and in no event later than thirty
(30) days after the forum has been selected pursuant to Section 8.3 above, the Company shall at its own expense, submit to the selected forum its claim that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such a claim.

                  8.5 If the forum selected in accordance with Section 8.3 hereof is not a court, then after the final decision of such forum is rendered, the Company or the Indemnitee shall have the right to apply to the court having jurisdiction of subject matter and the parties, the court in which the proceeding giving rise to the Indemnitee's claim for indemnification is or was pending or any other court of competent jurisdiction, for the purpose of appealing the decision of such forum, provided that such right is executed


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within sixty (60) days after the final  decision of such forum is  rendered.  If the forum selected in accordance with Section 8.3 hereof is a court, then the rights of the Company or the Indemnitee to appeal any decision of such court shall be governed by the applicable laws and rules governing appeals of the decision of such court.

                  8.6 Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all expenses incurred by the Indemnitee in connection with any hearing or proceeding under this Section 8 involving the Indemnitee and against all expenses incurred by the Indemnitee in connection with any other proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the material claims and/or defenses of the Indemnitee in any such proceeding was frivolous or not made in good faith.

                  8.7. For purposes of this Agreement,

                  (a) "Disinterested Director" with respect to any request by Indemnitee for indemnification hereunder shall mean a director of the Company who is or was not a party to or a subject of the action, suit investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

                  (b) "Independent Legal Counsel" shall mean a law firm or a member of a law firm that neither is nor in the past five years has been retained to represent in any material matter the Company or any Securities Act affiliate or Indemnitee or any other party or action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder and which, under applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement and that is reasonably acceptable to the Company and Indemnitee.

         9.   Exceptions.   Any  other   provision   herein   to  the   contrary
notwithstanding, the Company shall not be obligated pursuant to the terms of the
Agreement:

                  9.1 Claims Initiated by Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings specifically authorized by the Board or brought to establish or enforce a right to indemnification and/or advancement of expenses arising under this Agreement, the charter documents of the Company or any subsidiary or any statue or law or otherwise, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board finds it to be appropriate; or

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                  9.2  Unauthorized  Settlements.  To indemnify  the  Indemnitee hereunder for any amounts paid in settlement of a proceeding unless the Company consents in advance in writing to such settlement, which consent shall not be unreasonably withheld, conditioned or delayed; or


                  9.3 Securities Law Actions. To indemnify the Indemnitee on account of any suit in which judgment is rendered against the Indemnittee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or

                  9.4 Unlawful Indemnification. To indemnify the Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful. In this respect, the Company and the Indemnitee have been advised that the Securities and Exchange Commission takes the position that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication.

         10. Non-Exclusivity The provisions for the indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Articles of Incorporation or Bylaws, the vote of the Company's stockholder or disinterested directors, other agreements or otherwise, both as to action in the Indemnitee's official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administration of the Indemnitee.

         11.      General Provisions

                  11.1 Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification and advancement of expenses to the Indemnitee to the fullest extent now or hereafter permitted by law, except as expressly limited herein.

                  11.2 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, then: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of the Agreement (including, with out limitation, all portions of any paragraphs of this Agreement containing any


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such  provision  held to be  invalid,  illegal  or  unenforceable,  that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 11.1 hereof.

                  11.3 Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

                  11.4 Subrogation. In the event of full payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary or desirable to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

                  11.5 Counterparts. This Agreement may be executed in one or more counterparts, which shall together constitute one agreement.

                  11.6 Successors and Assigns. The terms of this Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties hereto.

                  11.7 Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given: (a) if delivered by hand and signed for by the party addressee; or (b) if mailed by certified or registered mail, with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement or as subsequently modified by written notice.

                  11.8 Governing Law. This Agreement shall be governed exclusively by and constructed according to the laws of the State of California, as applied to contracts between California residents entered into and to be performed entirely within California.

                  11.9 Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

                  11.10 Attorney's Fees In the event Indemnitee is required to bring any action to enforce rights under this Agreement (including, without limitation, the expenses of any Proceeding, described in Section 3), the Indemnitee shall be entitled to all reasonable fees and expenses in bringing and pursuing such action, unless a court of competent jurisdiction finds each of the material claims of the Indemnitee in any such action was frivolous and not made in good faith.

         IN WITNESS WHEREOF, the parties hereto have entered into this Indemnity Agreement effective as of the date first written above.

NORTH BAY BANCORP                              INDEMNITEE:

By:
   ------------------------------------        ---------------------------------

Name:                                          Name:
      ---------------------------------
         Title: President & CEO                Address:
         Address:  P.O. Box 2200                       -------------------------
                   Napa, CA  94558                     -------------------------

                                NORTH BAY BANCORP
                          DIRECTOR ACKNOWLEDGEMENT FORM


The undersigned, a duly elected director of North Bay Bancorp, acknowledges and accepts the follow responsibilities in order to be a successful and contributing member of the North Bay Bancorp Board of Directors:

         I.       Knowledge and Preparation

         o I am willing to educate myself about North Bay Bancorp, its history, goals, constituency, current situation, problems and needs.

         o I will strive to keep abreast of national, state and local trends that affect North Bay Bancorp and its constituency.

         o I will educate myself on the role and responsibility of the Board as a whole as well as the individual Board members.

         o I will strive to meet the education standards established by the Board.

         II.      Participation

         o   I will participate in the tasks of the Board.

         o I will be an enthusiastic and knowledgeable voice for North Bay Bancorp.

         o I will serve actively on at least one committee, and understand how committees relate to the Board.

         o To the extent permitted by personal circumstances, I will act as an advocate for North Bay Bancorp and its constituency.

         o   I  will  participate  in  discussions  at  meetings;   ask  probing
             questions and seek relevant answers before voting.

         o   I will recognize my role as a member of a team.

         o I will establish my principal banking relationship with one of North Bay Bancorp's bank subsidiaries.

         o I will invest at least $50,000 in the common stock of North Bay Bancorp within one year of my election to the Board, exclusive of any stock options I may be granted and become eligible to exercise, and maintain that investment while a member of the Board.

         III.     Time Commitment

         o   I will attend the Board orientation and any training offered.

         o I will attend board meetings and meetings of committees of which I am a member.

         o I will attend as many special events conducted by North Bay Bancorp and its bank subsidiaries as possible.

         o I will attend the annual meeting of the shareholders of North Bay Bancorp.

         o I will do assigned work between meetings, including preparing for meetings by reading reports and background material.

         IV       Constraints

         o Reserving my right to act according to the dictates of my conscience, I will act in conformity with Board decisions once they are made even if I voted against the decisions or resign if I can't.

         o I will strive to avoid any conflict of interest, and, to the extent possible, even the appearance of conflict of interest in matters coming before the Board.

         o I accept that whenever I express myself, others may believe I am speaking for the Board, or for North Bay Bancorp, and be careful to differentiate personal expressions from official positions.

         o I will abide by all policies of North Bay Bancorp including, without limitation, the Code of Ethics, Insider Trading Policy, procedures for trading in the securities of North Bay Bancorp by
             Section 16 reporting persons, and rumor policy.

         o I will keep strictly confidential all confidential information of North Bay Bancorp and its subsidiaries and all information relating to the affairs and deliberations of the Board.


Acknowledged and Accepted By:


                                                Date:
-------------------------------------                ---------------------------
[Signature]


-------------------------------------
Terry L. Robinson












NBAN Board Acknowledgement Form (Rev. 6/14/04)